Investment Strategy	Sep. 23, 2024
Value Portfolio
Prospectus [Line Items]
Strategy Narrative [Text Block]

In the Principal Investment Strategies subsection, the last two sentences of the first paragraph will be deleted and replaced with the following:

As of June 30, 2024, the market capitalization range of the Russell 1000 Value Index was approximately $364.0 million to $876.7 billion. As of June 30, 2024, the weighted average market capitalization of the Fund was approximately $159.1 billion.

Also in the Principal Investment Strategies subsection, the following will be added after the first paragraph:

The Fund may also invest in the equity securities of companies with medium market capitalizations (“mid-capitalization companies”).

Also in the Principal Investment Strategies subsection, the last two sentences of the second paragraph will be deleted.